SP FUNDS TRUST N-1A/A

Exhibit 99.(q)

sp funds trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Irfan Chaudhry, Glenn Vitale and Ally Mueller or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute any amendment to the Registration Statement of SP Funds Trust on Form N-1A under the Securities Act of 1933, as amended (file no. 333-274015), and the Investment Company Act of 1940, as amended (file no. 811-23893), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: November 2, 2023
/s/ Sayed Kirmani
Sayed Kirmani

sp funds trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Irfan Chaudhry, Glenn Vitale and Ally Mueller or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute any amendment to the Registration Statement of SP Funds Trust on Form N-1A under the Securities Act of 1933, as amended (file no. 333-274015), and the Investment Company Act of 1940, as amended (file no. 811-23893), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: November 2, 2023
/s/ Abdullah Zeini
Abdullah Zeini

sp funds trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Irfan Chaudhry, Glenn Vitale and Ally Mueller or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute any amendment to the Registration Statement of SP Funds Trust on Form N-1A under the Securities Act of 1933, as amended (file no. 333-274015), and the Investment Company Act of 1940, as amended (file no. 811-23893), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand as of the date below.

DATED: November 2, 2023
/s/ Masuma Virji
Masuma Virji

sp funds trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Irfan Chaudhry, Glenn Vitale and Ally Mueller or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute any amendment to the Registration Statement of SP Funds Trust on Form N-1A under the Securities Act of 1933, as amended (file no. 333-274015), and the Investment Company Act of 1940, as amended (file no. 811-23893), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: November 2, 2023
/s/ Serkan Altay
Serkan Altay

sp funds trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Irfan Chaudhry, Glenn Vitale and Ally Mueller or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute any amendment to the Registration Statement of SP Funds Trust on Form N-1A under the Securities Act of 1933, as amended (file no. 333-274015), and the Investment Company Act of 1940, as amended (file no. 811-23893), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: November 2, 2023
/s/ Ustadh Aarij Anwer
Ustadh Aarij Anwer